SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                              [Amendment No. ____]

Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           Profile Technologies, Inc.
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                (Name of Registrant as Specified in its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:
          Not applicable
          ----------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:
          Not applicable
          ----------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          Not applicable
          ----------------------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:
          Not applicable
          ----------------------------------------------------------------------

     5.   Total fee paid:
          Not applicable
          ----------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid: Not applicable
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     4.   Date Filed: Not applicable

                           Profile Technologies, Inc.
                            2 Park Avenue, Suite 201
                            Manhasset, New York 11030
                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    ----------------------------------------

     The Annual Meeting of Shareholders of Profile Technologies, Inc. (the "Company") will be held at 11:00 a.m, local time, on Monday, December 15, 2003, at the Company's offices at 2257 Northgate Spur, Suite 200, Ferndale, Washington 98248, for the following purposes:

     1. To elect a Board of Directors consisting of four persons to serve a term of one year (until the next Annual Meeting of the Shareholders) or until their respective successors are elected and have been qualified; and

     2. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

     The Board of Directors has fixed October 27, 2003 as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting and any adjournment of the Annual Meeting. The transfer books of the Company will not be closed, but only shareholders of the Company of record on such date will be entitled to notice of, and to vote at, the Annual Meeting or adjournment of the Annual Meeting.

     Shareholders are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting in person, please complete, sign and date the accompanying proxy as promptly as possible in the enclosed envelope. No additional postage is required if the envelope is mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting and will assure that your shares are voted if you are unable to attend.



                                             By Order of the Board of Directors

                                             /s/ Henry E. Gemino
                                             -------------------
                                             Henry E. Gemino
                                             Chief Executive Officer

October 27, 2003

                           PROFILE TECHNOLOGIES, INC.
                            2 Park Avenue, Suite 201
                            Manhasset, New York 11030
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------

                                  INTRODUCTION

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Profile Technologies, Inc., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Company's offices at 2257 Northgate Spur, Suite 200, Ferndale, Washington 98248 at 11:00 a.m. local time on Monday, December 15, 2003, and at any and all adjournments of the Annual Meeting. The enclosed materials will be mailed to Shareholders on or about November 7, 2003.

     The Company anticipates that the Company's shareholders will consider and vote upon the following matters at the Annual Meeting:

     1. To elect a Board of Directors consisting of four persons to serve a term of one year (until the next Annual Meeting of the Shareholders) or until their respective successors are elected and have been qualified; and

     2. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment of the Annual Meeting.

                                VOTING OF PROXIES

     Shares represented by proxies properly signed and returned, unless subsequently revoked, will be voted at the Annual Meeting in accordance with the instructions marked on the proxy. If a proxy is signed and returned without indicating any voting instructions, the shares represented by the proxy will be voted FOR approval of the proposals stated in this proxy statement, and in the discretion of the holders of the proxies, on other matters that may properly come before the Annual Meeting.

     If you have executed and delivered a proxy, you may revoke such proxy at any time before it is voted by attending the Annual Meeting and voting in person, by giving written notice of revocation of the proxy, or by submitting a signed proxy bearing a later date. In order for the notice of revocation or later proxy to revoke the prior proxy, the Company's Transfer Agent must receive such notice or later proxy before the vote of shareholders at the Annual Meeting. Unless you vote at the meeting or take other action, your attendance at the Annual Meeting will not revoke your proxy.

                                VOTING PROCEDURES

     The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of the common stock of the Company is necessary to constitute a quorum at the meeting. Votes cast by proxy or in person at the Annual Meeting will be counted by a person appointed by the Company to act as the election inspector for the Annual Meeting. The election inspector will treat shares of the Company's common stock represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of the votes cast in the election at a meeting at which quorum is present. Other matters are approved if affirmative votes cast by the holders of the shares represented at the meeting at which quorum is present exceed votes opposing the election, unless Delaware law or the Company's Certificate of Incorporation or Bylaws require a greater number of affirmative votes or voting by classes. Therefore, abstentions and broker non-votes have no effect and will be disregarded.

     All of the officers and directors and their affiliates (who own in the aggregate approximately 604,786 of the issued and outstanding shares of the Company's common stock) have informed the Company that they intend to vote in favor of management's nominees for directors as set forth in this proxy statement.


                                VOTING SECURITIES

     The Board of Directors has fixed the close of business on October 27, 2003 as the record date (the "Record Date") for determining the holders of the Company's common stock entitled to receive notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, there were 5,461,659 issued and outstanding shares of the Company's common stock, $.001 par value, entitled to vote at the Annual Meeting, held by approximately 943 registered holders. As of the Record Date, the only outstanding voting securities of the Company were shares of the Company's common stock. As a holder of the outstanding shares of the Company's common stock as of the Record Date, you are entitled to one vote for each share held on each matter properly submitted at the Annual Meeting.

                                   PROPOSAL 1
                                   ----------

                              ELECTION OF DIRECTORS

     The current Board of Directors of the Company consists of Henry E. Gemino, Murphy Evans, William A. Krivsky and Charles Christenson. Messrs. Christenson, Evans, Gemino and Krivsky have agreed to be renominated to stand for election as a director at the Annual Meeting. If one or more of the nominees is unable to serve, or for good cause will not serve at the time of the Annual Meeting, the shares represented by the proxies solicited by the Board of Directors will be voted for the other nominees and for any substitute nominee(s) designated by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

     The directors nominated for election at the Annual Meeting are as follows:

                                                                                        DIRECTOR
NAME AND AGE            AGE      PRINCIPAL OCCUPATION                                    SINCE
------------            ---      --------------------                                    -----
Henry E. Gemino         52       Chief Executive Officer, Chief Financial Officer,        1988
                                 Profile Technologies, Inc.

Murphy Evans            71       President, Profile Technologies, Inc.                    1995

Charles Christenson     72       Professor Emeritus                                       1999
                                 Harvard Graduate School of Business Administration

William A. Krivsky      75       Partner in Kellogg, Krivsky & Buttler (a mergers and     2000
                                 acquisitions consulting firm)

     Henry E. Gemino. Since 1988, Mr. Gemino has been co-founder and served as a director and the Chief Financial Officer of the Company. From 1988 through October 2000, he served as Executive Vice President and Chief Operating Officer of the Company. Since October, 2000, he has served as Chief Executive Officer of the Company.

     Murphy Evans. Since 1995, Mr. Evans has served as President and a director of the Company. Mr. Evans also serves as the President of L & S Holding Co., a family-owned holding company that is engaged in several different businesses. Mr. Evans received an AB degree in history from Princeton University in 1954 and an MBA degree from the Harvard Graduate School of Business Administration in 1958.

     William A. Krivsky. Mr. Krivsky holds a Doctorate of Science from MIT and was previously President of Velcro Industries N.V., Executive Vice President of Bird Corporation, President of Compo Industries and Group Vice President of Certaineed Corporation (now part of Paris-based St. Gobain Industries). He currently serves as President of Kellogg, Krivsky & Buttler Inc., a mergers and acquisition consulting firm, as President of Keyson Enterprises Inc., and as President of the Keyson Co. Inc. (privately held diversified businesses). He is also director of Cognex Corporation and Hitchiner Manufacturing Company, Inc.

     Charles Christenson. Professor Christenson has been a director of the Company since 1999. He is the Royal Little Professor of Business Administration, Emeritus, at the Graduate School of Business Administration at Harvard University and served as faculty chairman of both the MBA and Doctoral Programs. He received his B.Sc. degree in Industrial and Labor Relations from Cornell University in 1952, his MBA degree with high distinction from Harvard University in 1954 and his DBA degree in Managerial Economics from Harvard University in 1961. While on leave of absence from the Harvard University faculty, he also served as Deputy to the Assistant Secretary of the Air Force (Financial Management) during the Kennedy Administration. He is a member of the American Association for the Advancement of Science. Professor Christenson has also authored or co-authored a number of books and articles on quantitative methods, management control and philosophy of science. He also serves as a director of Boston Baroque, Inc. (a not-for-profit corporation).

                              DIRECTOR COMPENSATION

     The Company pays to all non-employee directors a director's fee in the amount of $1,000 per month. The Company does not pay additional compensation to any executive officer or employee who also serve as a director, and the Company does not pay additional compensation to directors for serving on Board committees. The members of the Board of Directors are entitled to participate in, and the Company has issued options to members of the Board of Directors under, the Company's 1999 Stock Plan. The Company also reimburses directors for any actual expenses incurred to attend meetings of the Board of Directors.

     Due to the Company's critical need for cash, the Company has deferred all payments owed to the directors for directors' and Chairman's fees. As of June 30, 2003, the Company owed all of the directors $32,000 in deferred fees, and such amounts will continue to be deferred until the Company has sufficient resources to pay the amounts owed, or the directors elect to exchange such amounts as described below. On March 18, 2002, the Board of Directors approved a right under which any director could exchange each dollar of his deferred director's fee for an option to purchase two shares of the Company's common stock, which options may be exercised over a five-year term, at an exercise price of $1.00 per share. As of October 27, 2003, no conversions have occurred.

                        BOARD OF DIRECTORS AND COMMITTEES

     During the fiscal year ended June 30, 2003, the Board of Directors held a total of six meetings. During the fiscal year ended June 30, 2003, all members of the Board of Directors attended at least 75% of all meetings of the Board of Directors, with the exception of Dr. Kuo, who attended 33 1/3% of all meetings of the Board of Directors.

     The Board of Directors maintains an Audit Committee and a Compensation Committee, which are described below. The Board of Directors does not have a Nominating Committee. The directors serving on each of the Audit Committee and the Compensation Committee attended all meetings of each such committee during the fiscal year ended June 30, 2003.

     The Audit Committee is composed of William Krivsky and Charles Christenson. The principal functions of the Audit Committee are to monitor the Company's financial reporting process and internal control system, to review and appraise the audit efforts of the Company's independent accountants and the internal audit function, to provide a means of communication among the independent accountants, financial and senior management, the internal audit function, and the Board of Directors, and to communicate with the Company's independent accountants outside of the presence of management, when necessary. The Audit Committee is also responsible for all matters set forth in its written charter, a copy of which was attached to the Company's Proxy Statement for the 2001 Annual Meeting of the Shareholders. The Audit Committee held one meeting during the fiscal year ended June 30, 2003. The Audit Committee also reviewed the Company's quarterly financial reports before their publication but did not find any issues in these quarterly financial reports that required formal meetings.

     The Compensation Committee is composed of Murphy Evans and William Krivsky. The principle functions of the Compensation Committee are to establish overall compensation policies for the Company and to review the recommendations submitted by the Company's management. The Compensation Committee held one meeting during the year ended June 30, 2003.

     There are no family relationships among the directors. There are no arrangements or understandings between any director and any other person, pursuant to which any director was elected.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors is composed of two directors and operates under a written charter adopted by the Board of Directors, a copy of which is attached to the Company's Proxy Statement for the 2001 Annual Meeting of the Shareholders. The Board of Directors has evaluated the independence of the two directors serving on the Audit Committee based on the definition of an "independent director" as provided under the listing standards of the National Association of Securities Dealers (the "NASD"). All members of the Audit Committee are independent directors as defined by the listing standards of the NASD.

     The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. One of the Audit Committee's primary responsibilities is to monitor and oversee this process. The Audit Committee also recommends to the Board of Directors the selection of the Company's independent auditors.

     In discharging its responsibility, the Audit Committee has reviewed and discussed the Company's financial statements with management. The Audit Committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and letter from the Company's independent auditors as required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors their independence.

     Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003 for filing with the Securities and Exchange Commission.

                                                Audit Committee

                                                William Krivsky
                                                Charles Christenson

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of October 20, 2003 by (i) all persons who own of record, or are known to the Company to beneficially own, more than 5% of the issued and outstanding shares of the Company's common stock, and (ii) by each director, each director nominee, and each of the executive officers named in the tables under "Executive Compensation," and by all executive officers and directors as a group:

                                                     Amount and Nature of       Percent of Class
                             Positions and          Beneficial Common Stock    Based on Beneficial
Name and Address             Offices Held                 Ownership(1)            Ownership((1))
----------------             ------------           -----------------------    -------------------
Henry E. Gemino              Chief Executive               899,766(2)                 15.3%
5 Strickland Place           Officer, Chief
Manhasset, NY 11030          Financial Officer,
                             Director

Murphy Evans                 President,                    441,668(3)
204 Railroad Street          Director                                                 8.04%
P.O. Box 688
Laurinburg, NC 28532

John Tsungfen Kuo            Director                      360,000(4)
11 Hoffman Lane                                                                       6.2%
Blauvelt, NY 10913

Charles Christenson          Director                      90,666(5)
1 Chauncy Lane                                                                        1.46%
Cambridge, MA 02238

William A. Krivsky           Director                      35,000(6)                    *
117 Perimeter Road
Nashua, NH  06063

Gale D. Burnett              Shareholder                    691,000                   12.18%
9191 Northwood Rd.
Lynden, WA 98264

Joseph Galbraith             Vice President, Field         35,000(7)                    *
                             Operations

Frank Goodhart, Jr.          Shareholder                    550,000                   9.8%
1069 Old Forge Crossing
Lancaster, PA 17601

Philip L. Jones              Chief Operating Officer       87,572(8)                  1.58%
203 Beaver Road
Sewickley, PA  15143

Estate of G.L. Scott         Shareholder                   444,467(9)                 7.57%
P.O. Box 986
Rogue River, OR 97537

All Directors and Officers
as a Group (7 persons)                                    2,024,682(10)               28.01%

* less than one percent

--------------------

(1) Calculated pursuant to rule 13d-3(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d) of the Exchange Act, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2) Includes warrants to purchase 403,333 shares of the Company's common stock and options to purchase 15,000 shares of the Company's common stock.

(3) Includes 30,000 shares held by the wife of Mr. Evans. Also includes 86,667 shares held in the name of Falco Enterprises, Inc., a company controlled by Mr. Evans. Also includes 15,500 held by L&S Holding Co., a company controlled by Mr. Evans. Also includes 5,000 shares held in a trust to which Mr. Evans is trustee with sole voting and investment power over the shares. Also includes warrants to purchase 238,334 shares of the Company's common stock and options to purchase 20,000 shares of the Company's common stock.

(4)  Includes warrants to purchase 330,000 shares of the Company's common stock.

(5) Includes options to purchase 45,000 shares of the Company's common stock held in a revocable trust and warrants to purchase 20,833 shares of the Company's common stock.

(6)  Consists entirely of options to purchase the Company's common stock.

(7) Includes options to purchase 15,000 shares of the Company's common stock and warrants to purchase 20,000 shares of the Company's common stock.

(8) Includes options to purchase 50,000 shares of the Company's common stock and warrants to purchase 14,286 shares of the Company's common stock.

(9) Includes 19,800 shares issued in the name of Mr. Scott's wife. Also includes warrants to purchase 145,000 shares of the Company's common stock issued to Mr. Scott prior to his death.

(10) Assumes exercise of all warrants and options owned by all officers and directors.

                        EXECUTIVE OFFICERS OF THE COMPANY

     Certain information regarding the executive officers of the Company follows:

     Name                     Age                Position Held With Company
     ----                     ---                --------------------------

Henry E. Gemino               52                  Chief Executive Officer,
                                                   Chief Financial Officer

Murphy Evans                  71                          President

Philip L. Jones               61                Executive Vice President and
                                                   Chief Operating Officer

Joseph Galbraith              54              Vice President, Field Operations

     Philip L. Jones has been serving as Executive Vice President and Chief Operating Officer since September, 2001. For one year previous to his employment by the Company, he provided energy consulting services to certain utility companies. Prior to that, Mr. Jones served in various capacities with Consolidated Natural Gas Company, a large integrated energy company, for more than 30 years, including six years as Vice President for Marketing with CNG's exploration and production subsidiary, CNG Producing Company. He received his law degree from West Virginia College of Law in 1967 and his B.A. from Princeton University in 1964. Mr. Jones was a Captain in the U.S. Army, 142nd JAG Detachment.

     Since October, 1997, Mr. Galbraith has been serving as the Vice President, Field Operations for the Company. Mr. Galbraith has a B.S. degree in Metallurgical Engineering and a M.S. degree in Metallurgy from the New Mexico Institute of Mining and Technology.

     There are no family relationships among the executive officers. There are no arrangements or understandings between any officers and any other person, pursuant to which any officer was selected.


                             EXECUTIVE COMPENSATION

Employment Contracts.
---------------------

     None of the executive officers of the Company are employed pursuant to employment contracts. However, the Company has entered into confidentiality agreements with each executive officer concerning the confidentiality of valuable and proprietary information in connection with the Company's technology.

Cash Compensation.
------------------

     The following table sets forth information concerning the compensation of the Company's Chief Executive Officer and the highest paid executive officers of the Company as of the end of the Company's last fiscal year whose salary and bonus for such period in all capacities in which the executive officer served exceeded $100,000.


                                              Summary Compensation Table

                                                                                    Long Term Compensation
                                Annual Compensation                                         Awards
                                -------------------                                 ----------------------
         (a)              (b)        (c)            (d)        (e)          (f)          (g)         (h)         (i)

                                                              Other
                                                   Bonus      Annual      Restricted   Options/               All Other
 Name and Principal                                -----      Compen-       Stock        SARs        LTIP      Compen-
      position            Year     Salary($)        ($)      sation($)    Award(s) $      (#)     Payouts ($)  sation($)
      --------            ----     ---------        ---      ---------    ----------      ---     -----------  ---------

Henry E. Gemino,          2003     $120,000(2),(3)   0          0             0         15,000       0           0
Chief Executive Officer   2002     $120,000(2),(4)   0          0             0            0         0           0
and Chief Financial       2001     $120,000          0          0             0            0         0           0
Officer (1)

Joseph Galbraith,         2003     $112,933          0          0             0            0         0           0
Vice President, Field     2002     $123,200          0          0             0         15,000       0           0
Operations                2001     $117,600          0          0             0            0         0           0

(1) On October 9, 2000, Mr. Gemino became Chief Executive Officer. Prior to that date, he served as Executive Vice President and Chief Operating Officer. Mr. Gemino currently serves as Chief Executive Officer and Chief Financial Officer.

(2) Due to the Company's need for cash, the Company has deferred all payments owed to certain officers of the Company. Such amounts will continue to be deferred until the Company has sufficient resources to pay the amounts owed, or if such officers elect to exchange such amounts as described below. On March 18, 2002, the Board of Directors approved a right under which any officer (or applicable employee or director) could exchange each dollar of his or her deferred salary for an option to purchase two shares of the Company's common stock, which options may be exercised over a five-year term, at an exercise price of $1.00 per share. As of October 18, 2002, no conversions have occurred.

(3) As of June 30, 2003, the Company has deferred payments of $23,000 of the $120,000 base salary owed to Henry E. Gemino for the fiscal year 2003.

(4) As of June 30, 2002, the Company had deferred payment of $11,500 of the $120,000 base salary owed to Henry E. Gemino for the fiscal year 2002. As of June 30, 2003, the Company has continued to defer these payments.

Options Grants in the Last Fiscal Year
--------------------------------------

     The following table sets forth information regarding stock options granted during the fiscal year ended June 30, 2003 to each of the named executive officers.

                                     Number Of
                                    Securities       Percent Of Total
                                Underlying Options   Options Granted   Exercise Of
                                      Granted        To Employees In    Base Price   Market Price   Expiration
            Name                        (#)            Fiscal Year        ($/Sh)      Base ($/Sh)      Date
             (a)                        (b)                (c)            (d-1)          (d-2)         (e)
--------------------------------------------------------------------------------------------------------------
Henry E. Gemino, Chief Executive      15,000               13%            $0.55          $0.30       12-8-07
Officer and Chief Financial
Officer
--------------------------------------------------------------------------------------------------------------
Joseph Galbraith, Vice
President, Field Operations             ---                ---             ---            ---          ---
--------------------------------------------------------------------------------------------------------------

(1) Consists of a grant of options to purchase 15,000 shares of the Company's common stock, 5,000 of which was granted to Mr. Gemino's spouse.

(2) The market price is based on the market value ($0.30) of the Company's common stock as of the close of business on December 9, 2002, the date of the grant.


Options Exercises and Holdings
------------------------------

     The following table sets forth information regarding stock options exercised during the fiscal year ended June 30, 2003 by each of the named executive officers and the value of the unexercised options held by these individuals as of June 30, 2003, based on the per share market value ($0.25) of the Company's common stock on June 25, 2003, the last day during the fiscal year ended June 30, 2003 that trades in the Company's common stock were reported on the OTC Bulletin Board.

     Aggregated Options Exercises in Last Fiscal Year and FY-End Options/SAR
Values:

      (a)             (b)           (c)                   (d)                       (e) (1)

                                                   Number of Securities       Value of Unexercised
                     Shares                        Unexercised Options        In-the-Money Options
                   Acquired On      Value             at FY-End (#)               at FY End ($)
Name              Exercise (#)   Realized ($)   Exercisable/Unexercisable   Exercisable/Unexercisable
----              ------------   ------------   -------------------------   -------------------------
Henry E. Gemino        ---           ---               300,000/0(2)                    0/0
Joseph Galbraith       ---           ---               35,000/0(3)                     0/0


(1) The value calculations are based on $0.25 per share, the fair market value of the underlying shares of the Company's common stock at year end (June 25, 2003, the last day of the fiscal year on which the Company's stock was traded) less the exercise price for the shares.

(2) Consists of (A) warrants to purchase 190,000 shares and 60,000 shares of the Company's common stock at exercise prices of $1.25 and $3.00 per share, respectively, granted in March, 1996; (B) warrants to purchase 50,000 shares of the Company's common stock at an exercise price of $3.00 per share transferred by Gale D. Burnett in November, 1996; and (C) options to purchase 15,000 shares of the Company's common stock at an exercise price of $0.55 per share (5,000 of which were issued to Mr. Gemino's spouse).

(3) Consists of the following: (A) warrants to purchase 20,000 shares of the Company's common stock at an exercise price of $13.50 per share granted on February 26, 1998 and (B) options to purchase 15,000 shares of the Company's common stock at an exercise price of $1.00 per share granted November 13, 2001, pursuant to the Company's 1999 Stock Plan.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In September, 1988, at the time Gale D. Burnett, a beneficial shareholder of more than 10% of the Company's common stock, first transferred certain technology, know-how and patent rights to the Company, a royalty interest of 4% of all pre-tax profits derived from the technology and know-how transferred was granted to Northwood Enterprises, Inc., a family-owned company controlled by Mr. Burnett. Northwoods Enterprises subsequently assigned such royalty interest back to Mr. Burnett. On April 8, 1996, Mr. Burnett assigned 2% of this royalty interest as follows: (1) to Henry Gemino, currently the Chief Executive Officer and Chief Financial Officer, and a director of the Company, a 1 1/4% royalty interest; (2) to Mr. G. L. Scott, the former Chairman of the Board of Directors, a 1/2% royalty interest, which interest has passed to his estate; and (3) to the Company's former legal counsel, Alan Reeves, a 1/4% royalty interest, which interest has now passed to his heirs or beneficiaries. This royalty arrangement also applies to all future patent rights and technology developed by Mr. Burnett and assigned to the Company. To date, no royalty payments have been made or earned under the above described arrangement.

     In March 1996, the Company granted a net pre-tax royalty on profits equal to 1% to Dr. John Kuo in return for his assignment of certain patent rights, technological know-how and proprietary information and trade secrets. Under these various royalty interests, a total of 5% of any net pre-tax earnings of the Company derived from the use of the technology developed by Mr. Burnett or Mr. Kuo is subject to distribution as above described. To date, no royalty interest has been earned or distributed.


                         OTHER MATTERS TO BE VOTED UPON

     As of the date of this proxy statement, the Board of Directors does not know of or anticipate that any other matters will be brought before the Company's shareholders at the Annual Meeting. If, however, any other matters not mentioned in the proxy statement are properly brought before the Company's shareholders at the Annual Meeting, the persons appointed as proxies will have the discretion to vote or act in accordance with their best judgment.

                          COMPLIANCE WITH SECTION 16(a)
                    UNDER THE SECURITIES EXCHANGE ACT OF 1934

     The Company's executive officers, directors, and any person owning more than 10% of a class of the Company's stock, are required to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission. Based solely on the information provided to the Company by individual directors, executive officers and beneficial shareholders of more than 10% of a class of the Company's stock, the Company believes that during the last fiscal year all directors and executive officers and beneficial shareholders of more than 10% of a class of the Company's stock have complied with applicable filing requirements, except for Philip L. Jones, the Company's Chief Operating Officer. Mr. Jones failed to file timely one report which reports one transaction.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected KPMG LLP as the independent certified public accountants to audit the financial statements of the Company for its fiscal year ended June 30, 2003. To the knowledge of management, neither such firm nor any of its members has any direct or material indirect financial interest in the Company nor any connection with the Company in any capacity otherwise than as independent accountants.

     A representative of KPMG LLP is expected to be present at the Annual Meeting of Shareholders to answer proper questions and will be afforded an opportunity to make a statement regarding the financial statements.

     Audit Fees. The Company incurred aggregate fees of $55,395 payable to KPMG LLP during the fiscal year ended June 30, 2003 for the annual audit and for review of the Company's financial statements included in its Form 10-Qs for the past fiscal year.

     Financial Information Systems Design and Implementation Fees. The Company did not incur any fees from KPMG LLP for information technology services during the fiscal year ended June 30, 2003.

     All Other Fees. The Company did not incur any other fees for any other services provided by KPMG LLP other than the auditing fees described above during the fiscal year ended June 30, 2003.


                              STOCKHOLDER PROPOSALS

     Shareholders who wish to include a proposal in the Company's proxy statement and form of proxy relating to the 2004 Annual Meeting of the Shareholders should deliver a written copy of their proposal to the Company's principal executive offices no later than June 30, 2004. Proposals must comply with the SEC proxy rules relating to shareholder proposals in order to be included in the Company's proxy materials. Except for shareholder proposals to be included in the Company's proxy statement and form of proxy, the deadline for nominations for director or other proposals made by a shareholder is five days before the date of the 2004 Annual Meeting. Proposals should be directed to Henry E. Gemino, Chief Executive Officer, Profile Technologies, Inc., 2 Park Avenue, Suite 201, Manhasset, New York 11030.


                           ANNUAL REPORT ON FORM 10-K;
                    DELIVERY TO SHAREHOLDERS SHARING ADDRESS

     The Company is providing a copy of its Annual Report to Shareholders on Form 10-KSB for the fiscal year ended June 30, 2003 simultaneously with delivery of this proxy statement. You may obtain additional copies of the Annual Report by writing to Henry E. Gemino, Chief Executive Officer, Profile Technologies, Inc., 2 Park Avenue, Suite 201, Manhasset, New York 11030.

     The Company is delivering only one proxy statement and Annual Report to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will promptly deliver upon written or oral request a separate copy of this proxy statement or the Annual Report to a shareholder at a shared address to which a single copy was sent. If you are a shareholder residing at a shared address and would like to request an additional copy of the proxy statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the proxy statement or Annual Report if you are currently receiving multiple copies), please send your request to Henry E. Gemino at the address noted above.

                              COST OF SOLICITATION

     The Company will bear the cost of solicitation of proxies, including expenses in connection with the preparation and mailing of this proxy statement. The Company will solicit primarily through the mail, and the Company's officers, directors, and employees may solicit by personal interview, telephone, facsimile, or e-mail proxies. These people will not receive additional compensation for such solicitations, but the Company may reimburse them for their reasonable out-of-pocket expenses.

     Holders of the Company's common stock are requested to complete, sign, and date the accompanying proxy card and promptly return it to the Company's Transfer Agent, in the enclosed addressed, postage paid envelope.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Henry E. Gemino
                                             -------------------
                                             Henry E. Gemino
                                             Chief Executive Officer

October 27, 2003

                           Profile Technologies, Inc.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

I, the undersigned shareholder of Profile Technologies, Inc. (the "Company"), do hereby nominate, constitute and appoint Henry E. Gemino, my true and lawful proxy and attorney with full power of substitution for me and in my name, place and stead, to represent and vote all of the common stock, par value $0.001 per share, of the Company, held in my name on its books as of October 27, 2003, at the Annual Meeting of Shareholders to be held on Monday, December 15, 2003.

PROPOSAL 1. Election of the following Directors:

[ ] FOR all nominees listed below (except   [ ] WITHHOLD Authority to vote for
    as marked to the contrary below)            all nominees listed below

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) of such nominee(s) below.)

     Henry E. Gemino
                                        -----------------------------
     Murphy Evans
                                        -----------------------------
     William A. Krivsky
                                        -----------------------------
     Charles Christenson
                                        -----------------------------

--------------------------------------------------------------------------------
 THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF
                             EACH OF THE NOMINEES.
--------------------------------------------------------------------------------

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders.

                   IMPORTANT: PLEASE SIGN AND DATE ON REVERSE


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted FOR Proposal 1. Should any other matter requiring a vote of the shareholders arise, the proxy named above is authorized to vote in accordance with his best judgment in the interest of the Company.

IMPORTANT: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign the full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ADDRESSED ENVELOPE OR OTHERWISE TO Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004. IF YOU DO NOT SIGN AND RETURN A PROXY OR ATTEND THE MEETING AND VOTE, YOUR SHARES CANNOT BE VOTED.



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